MINERAL PROPERTY INVESTMENTS	12 Months Ended
Dec. 31, 2021
MINERAL PROPERTY INVESTMENTS
MINERAL PROPERTY INVESTMENTS

The Company, through its subsidiary Clifton Star Resources Inc. (“Clifton”), has a 10% equity interest in the shares of Beattie Gold Mines Ltd., 2699681 Canada Ltd., and 2588111 Manitoba Ltd which directly or indirectly own various mining concessions and surface rights, collectively known as the Duparquet gold project.

Mineral property investments (which comprise equity interests in the shares of three private companies) are designated as FVTOCI, with changes in fair value recorded in other comprehensive income (loss).

As there is no observable market data which can be used to determine the fair value of the Company’s mineral property investments, management uses property specific and market-based information to determine whether a significant change in the fair value of these investments has occurred. Factors that are considered include:

•	Changes in the economic and regulatory environment for the jurisdiction in which the Duparquet Gold project is located;
•	Gold spot prices over the period from the acquisition of the investment to December 31, 2021;
•	The Company’s market capitalization per in-situ ounce which are attributable to the Duparquet Gold project; and
•	Recent transactions involving mineral properties located in Quebec.

During the year ended December 31, 2021, management determined, as a function of the falling gold price environment, that there was a decline in the fair value of mineral property investments and a fair value loss of $293,000 was recorded for the year ended December 31, 2021 (year ended December 31, 2020 - $1,329,000) (Note 21). As at December 31 2021, the fair value of the Company’s mineral property investments is $6,435,000 (December 31, 2020 - $6,726,000). See Subsequent events (Note 22).